Vessel Revenues	6 Months Ended
Jun. 30, 2021
Vessel Revenues [Abstract]
Vessel Revenues
11.	Vessel Revenues:

The following table includes the voyage revenues earned by the Company from time charters, voyage charters and pool agreements for the six month periods ended June 30, 2020 and 2021, as presented in the accompanying unaudited interim condensed consolidated statements of comprehensive income/(loss):

	Six months ended June 30,	Six months ended June 30,
	2020	2021
Time charter revenues	5,310,936	27,635,487
Voyage charter revenues	—	693,471
Pool revenues	—	433,678
Total Vessel revenues	$5,310,936	$28,762,636

As of June 30, 2021, trade accounts receivable, net increased by $1,496,824 and deferred revenue increased by $1,564,978 compared to December 31, 2020. These changes were mainly attributable to the timing of collections and the timing of commencement of revenue recognition, the increase in charter rates and the increase in vessel revenues resultant to the growth of the Company’s fleet during the six months ended June 30, 2021. As of June 30, 2021, the Company had no deferred revenue related to undelivered performance obligations under any of its voyages in progress.
Further, as of June 30, 2021, deferred assets related to revenue contracts presented under “Deferred charges, net” amounted to $142,898 compared to $0 as of December 31, 2020 and will be expensed during the third quarter of 2021. This change was mainly attributable to the timing of commencement of revenue recognition.